Press Release — For Immediate Release
January 25, 2011
CCFNB Bancorp, Inc. Reports Fourth Quarter 2010 Earnings
Bloomsburg, PA — CCFNB Bancorp, Inc. (OTC: CCFN), parent company of First Columbia Bank & Trust Co., has released its unaudited consolidated financial statements for the Fourth quarter of 2010.
Net income, as reported under U.S. Generally Accepted Accounting Principles, for the three months ended December 31, 2010 was $1,417,000 compared to $1,322,000 for the same period in 2009. On a year to date basis, consolidated net income for the year-ended December 31, 2010 was $6,304,000 compared to $5,877,000 for the same period in 2009. Earnings per share for the three months ended December 31, 2010 and 2009 were $.63 and $.59, respectively. Annualized return on average assets and return on average equity were 0.93% and 8.41% for the three months ended December 31, 2010 as compared to 0.91% and 8.33% for the same period of 2009. On a 2010 year-to-date basis, the return on average assets and return on average equity were 1.03% and 9.35%, respectively. The return on average assets and return on average equity were 1.01% and 9.25% for the year ended December 31, 2009.
The net interest margin, tax effected, on interest earning assets was 3.68% as of December 31, 2010 as compared to 3.80% as of December 31, 2009.
Total assets increased $11.8 million to $614.3 million at December 31, 2010 from $602.5 million at December 31, 2009. Since the end of 2009, net loans increased $9.3 million, an increase of 2.87%. Total deposits increased $11.5 million while short term borrowings increased $6.8 million since the end of 2009. Long term borrowings decreased $9.0 million since the end of 2009.
When compared to December 31, 2009, Stockholders’ equity, excluding accumulated other comprehensive income, has increased $3.0 million to $65.6 million as of December 31, 2010. The current level of stockholders’ equity equated to a book value per share of $30.52 at December 31, 2010 as compared with $28.95 as of December 31, 2009. During the year-ended December 31, 2010 cash dividends of $1.18 per share were paid to stockholders compared to $1.03 for the comparable period of 2009. The current dividend represents an increase of 14.6% as compared to 2009 amounts. CCFNB Bancorp, Inc. remains well capitalized, with an equity to assets ratio of 11.1% as compared to 10.8% as of December 31, 2009.
Note: This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. These factors include operating, legal and regulatory risks; changing economic and competitive conditions and other risks and uncertainties.

CCFNB Bancorp, Inc.
Consolidated Balance Sheets

	(Unaudited)
	December 31,	December 31,
(In Thousands)	2010	2009
ASSETS
Cash and due from banks	$7,263	$8,922
Interest-bearing deposits in other banks	18,683	1,945
Federal funds sold	1,649	592

Total cash and cash equivalents	27,595	11,459

Investment securities, available for sale, at fair value	207,173	220,266
Restricted securities, at cost	3,012	2,984
Loans, net of unearned income	340,453	330,489
Less: Allowance for loan losses	4,801	4,210

Loans, net	335,652	326,279
Premises and equipment, net	11,992	12,583
Accrued interest receivable	1,632	2,006
Cash surrender value of bank-owned life insurance	11,942	11,440
Investment in limited partnerships	1,607	687
Intangible Assets:
Core deposit	2,192	2,768
Goodwill	7,937	7,937
Prepaid FDIC assessment	1,490	2,037
Other assets	2,075	2,043

TOTAL ASSETS	$614,299	$602,489

LIABILITIES
Interest-bearing deposits	$410,915	$406,554
Noninterest-bearing deposits	62,877	55,734

Total deposits	473,792	462,288

Short-term borrowings	58,759	51,997
Long-term borrowings	6,123	15,128
Junior subordinate debentures	4,640	4,640
Accrued interest payable	652	859
Other liabilities	2,479	2,491

TOTAL LIABILITIES	546,445	537,403

STOCKHOLDERS’ EQUITY
Common stock, par value $1.25 per share; authorized 5,000,000 shares; issued 2,286,931 shares in 2010 and 2,270,850 shares in 2009	2,859	2,838
Surplus	27,964	27,539
Retained earnings	36,397	32,723
Accumulated other comprehensive income	2,221	2,523
Treasury stock, at cost; 61,000 shares in 2010 and 22,500 shares in 2009	(1,587)	(537)

TOTAL STOCKHOLDERS’ EQUITY	67,854	65,086

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$614,299	$602,489

CCFNB Bancorp, Inc.
Consolidated Statements of Income
(Unaudited)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31
(In Thousands, Except Per Share Data)	2010	2009	2010	2009
INTEREST AND DIVIDEND INCOME
Interest and fees on loans:
Taxable	$4,581	$4,839	$18,662	$18,925
Tax-exempt	269	206	963	828
Interest and dividends on investment securities:
Taxable	1,526	1,967	6,668	8,162
Tax-exempt	95	114	397	429
Dividend and other interest income	11	10	42	58
Federal funds sold	1	(1)	2	10
Deposits in other banks	15	7	42	8

TOTAL INTEREST AND DIVIDEND INCOME	6,498	7,142	26,776	28,420

INTEREST EXPENSE
Deposits	1,352	1,703	5,809	7,478
Short-term borrowings	117	114	427	368
Long-term borrowings	39	178	349	640
Junior subordinate debentures	24	24	98	128

TOTAL INTEREST EXPENSE	1,532	2,019	6,683	8,614

NET INTEREST INCOME	4,966	5,123	20,093	19,806

PROVISION FOR LOAN LOSSES	685	495	1,555	1,025

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	4,281	4,628	18,538	18,781

NON-INTEREST INCOME
Service charges and fees	450	453	1,778	1,704
Gain on sale of loans	355	259	1,113	806
Earnings on bank-owned life insurance	119	121	444	445
Brokerage	79	91	325	281
Trust	156	193	663	655
Investment security losses	(42)	(314)	(42)	(385)
Interchange fees	226	201	850	743
Other	306	248	992	816

TOTAL NON-INTEREST INCOME	1,649	1,252	6,123	5,065

NON-INTEREST EXPENSE
Salaries	1,656	1,538	6,447	6,314

Employee benefits	387	260	1,811	1,492
Occupancy	278	252	1,114	1,062
Furniture and equipment	328	328	1,330	1,272
State shares tax	143	129	561	529
Professional fees	128	140	595	587
Director’s fees	71	69	274	284
FDIC assessments	150	377	610	920
Telecommunications	110	84	385	347
Amortization of core deposit intangible	134	151	576	643
Automated teller machine and interchange	148	132	560	509
Other	390	466	1,768	1,955

TOTAL NON-INTEREST EXPENSE	3,923	3,926	16,031	15,914

INCOME BEFORE INCOME TAX PROVISION	2,007	1,954	8,630	7,932
INCOME TAX PROVISION	590	632	2,326	2,055

NET INCOME	$1,417	$1,322	$6,304	$5,877

EARNINGS PER SHARE	$0.63	$0.59	$2.82	$2.61

CASH DIVIDENDS PER SHARE	$0.30	$0.28	$1.18	$1.03

WEIGHTED AVERAGE SHARES OUTSTANDING	2,223,709	2,250,758	2,232,239	2,253,087

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009
Operating Highlights

Net income	$1,417	$1,686	$1,661	$1,540	$1,322
Net interest income	4,966	4,987	5,063	5,077	5,123
Provision for loan losses	685	400	160	310	495
Non-interest income	1,649	1,783	1,393	1,298	1,252
Non-interest expense	3,923	4,127	4,006	3,975	3,926

Financial Condition Data:

Total assets	$614,299	$615,788	$611,553	$606,084	$602,489
Loans, net	335,652	335,733	340,629	332,958	326,279
Intangibles	10,129	10,263	10,403	10,554	10,705
Total deposits
Noninterest-bearing	$62,877	$62,133	$58,200	$55,863	$55,734
Savings	65,549	64,601	65,169	60,982	58,072
NOW	70,953	68,265	67,858	71,137	71,396
Money Market	42,130	41,654	43,242	43,925	43,465
Time Deposits	232,283	234,270	237,500	236,349	233,621
Total interest-bearing deposits	410,915	408,790	413,769	412,393	406,554
Core deposits*	241,509	236,653	234,469	231,907	228,667

Selected Ratios

Net interest margin(YTD)	3.68%	3.72%	3.77%	3.80%	3.80%
Annualized return on average assets	0.93%	1.11%	1.10%	1.02%	0.91%
Annualized return on average equity	8.41%	10.06%	9.97%	9.30%	8.33%

Capital Ratios

Total risk-based capital ratio	18.49%	18.16%	17.79%	17.33%	17.62%
Tier 1 capital ratio	17.24%	16.91%	16.59%	16.20%	16.38%
Leverage ratio	10.00%	9.90%	9.76%	9.63%	9.82%

Asset Quality Ratios

Non-performing assets	$4,148	$4,104	$4,032	$4,374	$4,713
Allowance for loan losses	4,801	4,574	4,175	3,987	4,210
Allowance for loan losses to total loans	1.41%	1.34%	1.21%	1.18%	1.27%
Allowance for loan losses to non-performing loans	115.75%	111.45%	103.51%	98.56%	89.87%

Per Share Data

Earnings per share	$0.63	$0.76	$0.74	$0.69	$0.59
Dividend declared per share	0.30	0.30	0.29	0.29	0.28
Book value	30.52	30.42	30.07	29.51	28.95
Common stock price:
Bid	$28.00	$26.30	$26.25	$26.55	$26.35
Ask	31.00	29.50	27.25	28.00	27.22
Weighted average common shares	2,223,709	2,228,836	2,233,227	2,243,439	2,250,758

*	Core deposits are defined as total deposits less time deposits